================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 23, 1997
                                                         ---------------



                            PREMIER BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)



        GEORGIA                          0-24528                 58-1793778
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation or organization)                               Identification No.)




                               2180 ATLANTA PLAZA
                           950 EAST PACES FERRY ROAD
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
                                 (404) 814-3090
              (Registrant's telephone number, including area code)


================================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On June 23, 1997, Premier Bancshares, Inc. ("Premier") consummated the acquisition of Central and Southern Holding Company ("Central and Southern"), a Georgia corporation. Pursuant to the Agreement and Plan of Reorganization dated February 3, 1997, as amended on March 26, 1997 (the "Agreement"), Central and Southern was merged with and into Premier. The transaction was consummated in a one for one exchange of the common stock of Premier for all of the issued and outstanding common stock of Central and Southern. In connection therewith, an aggregate of 3,663,834 shares of Premier common stock were issued to the shareholders of Central and Southern. In addition, options to purchase an aggregate of 118,032 shares of Premier common stock were substituted in exchange for a like number of options to purchase Central and Southern common stock. The transaction is valued at approximately $60.5 million based on Central and Southern's issued and outstanding common stock (on a fully diluted basis) and Premier's closing price on June 23, 1997 on the American Stock Exchange.

     Based in the Atlanta metropolitan area, Premier is a bank and thrift holding company with four subsidiaries: Premier Bank; Premier Bank, FSB; Premier Lending Corporation and Alliance Finance, Inc.

     Central and Southern is a bank and thrift holding company headquartered in Milledgeville, Georgia with two subsidiaries: Central and Southern Bank of Georgia and Central and Southern Bank of North Georgia, FSB.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired

     At the present time, it is impractical to provide the required financial statements for Central and Southern relative to the Central and Southern acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Premier will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than August 30, 1997 (60 days after this Report is required to be filed).

     (b) Pro Forma Financial Information

     At the present time, it is impractical to provide the pro forma financial information relative to the Central and Southern acquisition as required by
Article 11 of Regulation S-X and this Item 7 of Form 8-K. Premier will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than August 30, 1997 (60 days after this Report is required to be filed).

     (c)  Exhibits
          --------

     2.1 Agreement and Plan of Reorganization dated as of February 3, 1997, by and between Premier and Central and Southern (incorporated by reference from Premier's Form S-4 Registration Statement File No. 333-24537 (included as Appendix A)).

     2.2 Amendment to Agreement and Plan of Reorganization dated March 26, 1997, by and between Premier and Central and Southern (incorporated by reference from Premier's Form S-4 Registration Statement File No. 333-24537 (included as Appendix A)).

     99   Press Release.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.



Date: June 23, 1997           /s/ Darrell D. Pittard
                              ------------------------------------
                              Darrell D. Pittard,
                              Chairman and Chief Executive Officer